SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                 FORM 8-K
               _____________________________________________

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  October 10, 1997


                               US WATS, INC.
          ------------------------------------------------------
          (Exact name of Registrant as Specified in its Charter)


                                  0-22944
                         ------------------------
                         (Commission File Number)

         New York                                 22-3055962
-----------------------------------        ------------------------------
(State of Other Jurisdiction of            (IRS Employer Identification
      Incorporation)                                  Number)



                        111 Presidential Boulevard
                                 Suite 114
                      Bala Cynwyd, Pennsylvania 19004
                   -------------------------------------
(Address, including zip code, of Registrant's Principal Executive Offices)

                              (610) 660-0100
           ----------------------------------------------------
           (Registrant's telephone number, including area code)

Item 5.   Other Events

          The Company has been informed by the NASDAQ Stock Market, Inc. that it does not meet the captial and surplus requirements for the continued inclusion of the Company's shares on The NASDAQ SmallCap Market, and that its shares are to be delisted. The Company has filed a request with The NASDAQ Stock Market that its shares continue to be listed on The NASDAQ SmallCap Market. A hearing on the Company's request has been scheduled for November 6, 1997. The NASDAQ Stock Market has advised the Company that the delisting of the Company's shares will be stayed through the hearing date. The Company does not know whether the hearing panel will approve the continued listing of the Company's shares on The NASDAQ SmallCap Market beyond the hearing date.


                                SIGNATURE

          Pursant to the requirements of the Sceurities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              US WATS, INC.


                              By:/s/ Stephen J. Parker
                                 ----------------------------------
                                     Stephen J. Parker
                                     Chairman and Chief Executive Officer


                              By:/s/ Christopher J. Shannon
                                 ----------------------------------
                                     Christopher J. Shannon
                                     Chief Financial Officer

Date: October 10, 1997